                                                                 Exhibit (11)(b)
                            PENN SERIES FUNDS, INC.


                               Power of Attorney
                               -----------------



     Eugene Bay, whose signature appears below, does hereby constitute and appoint L. Stockton Illoway and Richard J. Liburdi, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.



Date:  February 4, 1997                       /s/ Eugene Bay
                                              --------------
                                              Eugene Bay

                                                                Exhibit (11)(b)
                            PENN SERIES FUNDS, INC.


                               Power of Attorney
                               -----------------



     James S. Greene, whose signature appears below, does hereby constitute and appoint L. Stockton Illoway and Richard J. Liburdi, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.



Date:  February 4, 1997                  /s/ James S. Greene
                                         -------------------
                                         James S. Greene

                                                                Exhibit (11)(b)
                            PENN SERIES FUNDS, INC.


                               Power of Attorney
                               -----------------



     William H. Loesche, Jr., whose signature appears below, does hereby constitute and appoint L. Stockton Illoway and Richard J. Liburdi, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.



Date:  February 4, 1997                  /s/ William H. Loesche, Jr.
                                         ---------------------------
                                         William H. Loesche, Jr.

                                                                Exhibit (11)(b)
                            PENN SERIES FUNDS, INC.


                               Power of Attorney
                               -----------------



     M. Donald Wright, whose signature appears below, does hereby constitute and appoint L. Stockton Illoway and Richard J. Liburdi, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.



Date:  February 4, 1997                  /s/ M. Donald Wright
                                         --------------------
                                         M. Donald Wright

                                                                Exhibit (11)(b)
                            PENN SERIES FUNDS, INC.


                               Power of Attorney
                               -----------------



     Steven M. Herzberg, whose signature appears below, does hereby constitute and appoint L. Stockton Illoway and Richard J. Liburdi, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.



Date:  February 4, 1997                  /s/ Steven M. Herzberg
                                         ----------------------
                                         Steven M. Herzberg

                                                                Exhibit (11)(b)
                            PENN SERIES FUNDS, INC.


                               Power of Attorney
                               -----------------



     James D. Benson, whose signature appears below, does hereby constitute and appoint L. Stockton Illoway and Richard J. Liburdi, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute and and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and / or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.



Date:  February 4, 1997                  /s/ James D. Benson
                                         -------------------
                                         James D. Benson

                                                                Exhibit (11)(b)
                            PENN SERIES FUNDS, INC.


                               Power of Attorney
                               -----------------



     Richard J. Liburdi, whose signature appears below, does hereby constitute and appoint L. Stockton Illoway and Richard J. Liburdi, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.






Date:  February 4, 1997                      /s/ Richard J. Liburdi
                                             ----------------------
                                             Richard J. Liburdi

                                                                Exhibit (11)(b)
                            PENN SERIES FUNDS, INC.


                               Power of Attorney
                               -----------------



     L. Stockton Illoway, whose signature appears below, does hereby constitute and appoint L. Stockton Illoway and Richard J. Liburdi, and each of them severally, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agents, and each of them, may deem necessary or advisable or which may be required to enable Penn Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940 and the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement on Form N-1A pursuant to such Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company such Registration Statement and any and all amendments and supplements to such Registration Statement filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.



Date:  February 4, 1997                  /s/ L. Stockton Illoway
                                         -----------------------
                                         L. Stockton Illoway